Exhibit 10.26(b)

Waiver and Amendment to Loan Documents

THIS WAIVER AND AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of February 9, 2022, by and between MIDDLESEX WATER COMPANY, PINELANDS WASTEWATER COMPANY, PINELANDS WATER COMPANY, TIDEWATER UTILITIES, INC., UTILITY SERVICE AFFILIATES (PERTH AMBOY) INC., UTILITY SERVICE AFFILIATES INC. and WHITE MARSH ENVIRONMENTAL SYSTEMS, INC. (individually and collectively, the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).

BACKGROUND

A. The Borrower or another obligor has executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the indebtedness and other obligations of the Borrower to the Bank for one or more loans or other extensions of credit (as used herein, collectively, together with the Obligations, if and as defined in the Loan Documents, the “Obligations”). Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.

B. The Borrower and the Bank desire to amend the Loan Documents, and to waive certain defaults thereunder as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain of the Loan Documents are amended, and certain defaults under the Loan Documents are waived, as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

2. The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

3. The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment.

4. As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A.

5. To induce the Bank to enter into this Amendment, the Borrower waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations. The Borrower further agrees to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

6. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7. Notwithstanding any other provision herein or in the other Loan Documents, the Borrower agrees that this Amendment, the Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Borrower and the Bank acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time.

8. The Bank may modify this Amendment for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Borrower (which notice may be given by electronic mail).

9. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

10. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State identified in and governing the Loan Documents that are being amended hereby (the “State”), excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such State (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act). This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State.

11. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and dispute resolution, waiver of jury trial or arbitration provisions, as applicable, contained in the Loan Documents, all of which are incorporated herein by reference.

WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

MIDDLESEX WATER COMPANY

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor
Senior Vice President & Treasurer

PINELANDS WASTEWATER COMPANY

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor
Vice President & Treasurer

PINELANDS WATER COMPANY

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor
Vice President & Treasurer

TIDEWATER UTILITIES, INC.

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor
President

SIGNATURES CONTINUE ON NEXT PAGE

UTILITY SERVICE AFFILIATES (PERTH AMBOY) INC.

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor
Vice President & Treasurer

UTILITY SERVICE AFFILIATES INC.

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor
Treasurer

WHITE MARSH ENVIRONMENTAL SYSTEMS, INC.

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor
President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Anthony Frasso
Anthony Frasso
Vice President

EXHIBIT A TO

WAIVER AND AMENDMENT TO LOAN DOCUMENTS

DATED AS OF FEBRUARY 9, 2022

A.	Loan Documents. The Loan Documents that are the subject of this Amendment include the following (as each of such documents has been amended, modified or otherwise supplemented previously):

1.	Amended and Restated Loan Agreement between the Borrower and the Bank dated April 29, 2015 between the Borrower and the Bank (the “Loan Agreement”)

2.	$68,000,000.00 Amended and Restated Committed Line of Credit Note dated October 22, 2019 executed and delivered by the Borrower to the Bank (the “Existing Note”)

3.	Amendment to Loan Documents dated June 30, 2015 between the Borrower and the Bank

4.	Amendment to Loan Documents dated September 26, 2017 between the Borrower and the Bank

5.	Amendment to Loan Documents dated May 4, 2018 between the Borrower and the Bank

6.	Amendment to Loan Documents dated February 19, 2019 between the Borrower and the Bank

7.	Amendment to Loan Documents dated October 22, 2019 between the Borrower and the Bank

8.	Amendment to Loan Documents dated April 5, 2021 between the Borrower and the Bank

9.	All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.	Waiver. The Borrower has informed the Bank that the Borrower has sold 100% of the common stock of Tidewater Environmental Services, Inc. to Artesian Wastewater Management, Inc. (the “TESI Sale”). The Borrower has acknowledged and agreed with the Bank that the TESI Sale was in violation of Section 5.3 of the Loan Agreement. The Borrower’s failure to comply with the foregoing covenant constitutes one or more Events of Default under the Loan Documents. The Borrower has requested that the Bank waive the Event of Default resulting from such non-compliance in connection with the TESI Sale. In reliance upon the Borrower’s representations and warranties and subject to the terms and conditions set forth herein, the Bank agrees to grant a waiver of Borrower’s non-compliance with the foregoing covenant and of the Events of Default resulting from such violation solely in connection with the TESI Sale. The Borrower agrees that it will hereafter comply fully with this covenant and all other provisions of the Loan Documents, which remain in full force and effect. Except as expressly described in this Amendment, this waiver shall not constitute (a) a modification or an alteration of the terms, conditions or covenants of the Loan Documents or (b) a waiver, release or limitation upon the Bank’s exercise of any of its rights and remedies thereunder, which are hereby expressly reserved. This waiver shall not relieve or release the Borrower in any way from any of its respective duties, obligations, covenants or agreements under the Loan Documents or from the consequences of any Event of Default thereunder, except as expressly described above. This waiver shall not obligate the Bank, or be construed to require the Bank, to waive any other Events of Default or defaults, whether now existing or which may occur after the date of this waiver.

C.	Amendment(s). The Loan Documents are amended as follows:

1.	Restated Note. Concurrently with the execution and delivery of this Amendment, the Borrower shall execute and deliver to the Bank an amended and restated note (the “Restated Note”) evidencing the Line of Credit in the original principal amount of $68,000,000.00, in form and substance satisfactory to the Bank. Upon receipt by the Bank of the Restated Note, the Existing Note shall be canceled; the loan evidenced by the Existing Note (the “Existing Loan”) and all accrued and unpaid interest on the Existing Note shall thereafter be evidenced by the Restated Note; and all references to the promissory note evidencing the Existing Loan in any documents relating thereto, howsoever named, shall thereafter be deemed to refer to the Restated Note. Without duplication, the Restated Note shall not constitute a novation and shall in no way extinguish the Borrower’s unconditional obligation to repay all indebtedness, including accrued and unpaid interest, evidenced by the Existing Note.

2.	Release of Co-Borrower. The Bank hereby releases and discharges Tidewater Environmental Services, Inc. (the “Released Party”) from the payment and performance of the Released Party’s obligations under the certain Loan Agreement and Existing Note, and agrees that the Released Party’s obligations under such documents are hereby terminated. Each reference to the “Borrower” in the Loan Documents is hereby changed wherever it appears to refer to “Middlesex Water Company, White Marsh Environmental Systems, Inc., Utility Service Affiliates (Perth Amboy) Inc., Pinelands Wastewater Company, Tidewater Utilities, Inc., Pinelands Water Company and Utility Service Affiliates Inc., jointly and severally”. Notwithstanding the foregoing, the representations, warranties and other undertakings of the Released Party set forth in Sections 2, 3 and 5 of this Amendment shall survive the effectiveness of this Amendment, and nothing contained herein shall limit or otherwise affect any indemnification or other obligation of the Released Party contained in the Loan Agreement and Existing Note which, by their express terms, survive the release of the Released Party or the termination of the Released Party’s obligations.

D.	Conditions to Effectiveness of Amendment. The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:

1.	Execution by all parties and delivery to the Bank of this Amendment and the Restated Note.

2.	Payment by the Borrower to the Bank of all fees and expenses required by the Bank in connection with this Amendment.